Investor Presentation December 2013 (revised 12.4.13) Steve Davis, Chairman and Chief Executive Officer Paul DeSantis, Chief Financial Officer Scott Taggart, VP, Investor Relations Exhibit 99.1

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.
Please refer to the Company’s June 3, 2009, and June 5, 2013, Form 8-K filings for details and reconciliations concerning these adjustments.
Non-GAAP Financial Measures

COMPANY FACT SHEET
FISCAL 2014 Q2
NASDAQ: BOBE
“Discover farm-fresh goodness” “Come see what’s cooking”
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods.  Bob Evans
Restaurants operates 561 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico
Bob Evans
Bob Evans/Owens
Bob Evans Growth Markets
NEW RESTAURANTS
FY’14          4
FY’15E        up to 10
561 Restaurants
19 States
As of 10/25/13
REMODELS
FY’14E    228
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)

GROWING OUR REGIONAL BRANDS  INTO POWERFUL NATIONAL BRANDS

5 VISION BOB EVANS RESTAURANTS BEF FOODS, INC.

Source: IFMA Forecast & Outlook ‘82-’11
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time

$12
Billion+
(The value of a
single share
point)
35%
40%
45%
50%
55%
60%
65%
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Restaurant Grocery
Technomic ‘12

Our Shareholder Value Creation Goal: 8 to 12
Percent Annual Earnings Growth

TRANSFORM TRANSFORM
OUR CORE OUR CORE
BUSINESSES BUSINESSES
TO ENABLE TO ENABLE
EXPANSION EXPANSION
DRIVE DRIVE
SHAREHOLDER SHAREHOLDER
VALUE WITH VALUE WITH
DISCIPLINED DISCIPLINED
CAPITAL CAPITAL
ALLOCATION ALLOCATION
SELECTIVELY SELECTIVELY
INVEST IN INVEST IN
HIGH R.O.I.C. HIGH R.O.I.C.
GROWTH GROWTH
OPPORTUNITIES OPPORTUNITIES
(Internal & External) (Internal & External)

8 BOBE Employs a Strategic and Balanced Approach to Capital Allocation

A Track Record of Balanced Capital Allocation

Dividends
$270M
$401M
$110M
Share
Repurchases
Debt
Repayment
$163M
CapEx
Fiscal 2008-2012 Fiscal
2013
2013
Dividends
$52M
$52M
$30M
$30M
Share
Repurchases
$124M
$124M
Acquisition
CapEx
$63M
$63M

($ millions)
Share Repurchases
Capital Expenditures ²
Transforming our Company and Rewarding Shareholders
1
For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.
2
Note: excludes Mimi’s Café.
1
$0
$50
$100
$150
$200
$250
2007 2008 2009 2010 2011 2012 2013 2014E

11 Investing Efficiently with Prudent Debt Management Net Debt Capital Expenditures¹ 1 Note: excludes Mimi’s Café.

Evolution of our Capital Allocation Strategy

After significant capital investment in fiscal 2014
target a 3.0x debt/EBITDAR ratio, with additional
leverage capacity for restaurant incubator or bolt-on
foods acquisitions
reduce annual capital expenditures to maintenance
levels plus provision for future growth investments
increase free cash flow for share repurchase and
dividend programs
($175-$200M), we expect to:

Target Leverage Ratio In-line with other Restaurant Companies 13

Evaluation of Debt Financing Alternatives
Revolving
Credit Facility
Incremental
Term Debt
Secured
Financing
Unsecured
Bonds
Sale
Leaseback
Minimally
restrictive
Highly
restrictive
Low
cost
High
cost

Weighted Average Diluted Shares Outstanding (000’s)
Ongoing Share Repurchase Programs have Reduced
Diluted Shares Outstanding by 25%
Since Fiscal 2007
Projected share
count reduction
of ~ 33% by
FYE’14

Annual Dividend has Doubled Since FY 2009
101% Increase
(quarterly dividend raised to $0.31 as of
August 19, 2013/$1.24 annually)

$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014E

Mimi’s Café Divestiture Improves Adjusted
Operating Margin Profile
FY 2004 (pre-Mimi’s) FY 2013
1
FY 2014 Guidance
2

BER BEF Consol
Mimi’s
8.2%
8.8%
6.6%
-2.3%
7.5-8.0% 7.5-8.0% 7.5-8.0%
BER BEF Consol
1
FY 2013 adjusted operating margin is a non-GAAP measure and includes  $149.5 million of non-GAAP adjustments comprised of  $5.1 million, $168.3 million, and -$23.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi’s Café, respectively.
2
For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.

Key Components of 8-12% Long-Term Earnings
Growth Guidance

3.0% to 3.5% workforce management
food cost optimization
menu management
FFR 2.0
plant optimization
implement Lean
manufacturing w/side dish
production
transformational systems
upgrades
ERP implementation
S, G & A optimization
refinancing/interest reduction
6.0% to 7.0%
Avg. Annual Net
Sales Growth:
Margin Innovation:
(300-350 basis point
improvement)
up to 10 new restaurants
annually beginning
FY 2015
refrigerated side dish and
food service products to
drive growth

$0.0
-
-$2.5
-$3.0
-$1.6
-$3.4
-$3.8
FY2012 FY2013 FY2014E FY2015E
Closed Day Sales Impact* Pre-opening Expense**
* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$2.7
-$5.9
-$6.8

Impact
to P&L
($ millions)
** Includes incremental repair and maintenance expense associated with remodel construction.
$1.1
# of remodels
195 0 87 228

Strategic Plant Network Optimization Leading to
a New Adjusted Operating Margin Trajectory at BEF Foods

8.8%
7.5-8.0%
11.8-12.3%
7.5-8.0%
10.0-10.5%
FY13 FY14E FY15E FY18E
2Q’14: Richardson, Texas, fresh sausage plant closure
3Q’14:
Completion of Bidwell and Springfield, Ohio plant consolidations to state-of-the-art Sulphur Springs, Texas plant
+2.5%

300-350 Basis Point Margin Improvement
Backed by Past Productivity Performance

Fiscal Yr. Fiscal Yr.
2013 2009
Consolidated Cost of Sales
30.3%
30.7%
Consolidated Op. Wages
31.7% 34.1%
Total Prime Costs
62.0% 64.8%
Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity
supply chain
cost of sales
labor
Improvement
40bps
240bps
280bps
23%
23%
54%
Categorization of cost savings initiatives
reflects company estimates.

FY 2018E
FY 2013
1
BER BEF Consol
Mimi’s
8.2%
8.8%
1
6.6%
-2.3%

FY 2014 Guidance
2
7.5-8.0% 7.5-8.0% 7.5-8.0%
Transformations Drive Estimated Five Year 300-350
Adjusted Operating Margin Basis Point Improvement
BER BEF Consol
BER BEF Consol
11.2-11.7%
11.8-12.3%
11.5-12.0%
FY 2013 adjusted operating margin is a non-GAAP measure and includes  $149.5 million of non-GAAP adjustments comprised of  $5.1 million, $168.3 million, and -$23.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi’s Café, respectively.
For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated  December 3, 2013.
1
2

Business Segments (FY 2013) 26% * 74% * * Excludes Mimi’s Café segment (sold 2-15-13) 23

24 “Come see what’s cooking ” 561 restaurants in 19 states as of 10/25/13 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013) $981 million (74% of total
*
)
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (2Q FY 2014)
Breakfast
Lunch
Dinner

33%
37%
30%
Avg. Dine-In Guest Check/Per Guest (2Q FY 2014)  $17.98/$9.18
Average Carryout Check (2Q FY 2014)  $14.54
* Excludes Mimi’s Café segment (sold 2-15-13)

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: ‘Vital Few’ Priorities

Accelerated Farm Fresh Refresh Program
Complete by FY2014

Approximate % of Chain Remodeled by Fiscal Year
(32 units) (87 units) (195 units) (228 units)
FY11 FY12 FY13
FY14E
5%
20%
100%
56%
Average capital investment per remodeled restaurant:  ~$225k

Farm Fresh Refresh:  Consistent Outperformance

Farm Fresh Refresh Outperformance vs. Non-remodeled Restaurants
FFR Year 1
31 31 50 48 85 90 119 121 159        170 FFR Year 1
512 477 462 423 387 341 298 224 166         96       Not Remodeled
Not Remodeled
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Restaurant
count

Bob Evans’ Off-Premise Opportunity

Annual Consumption of Restaurant Meals (per capita)
Dine-In
39%
Off-Premise
61%
QSR
74%
FULL
SERVICE
15%
Source: NPD Group - 12 months ending 3/31/13
FAMILY
SEGMENT
9%

Farm Fresh Refresh:
Enabling an Aggressive
Off-Premise Strategy

2013
87.7%
11.1%
0.5%
0.7%
100.0%
1.4%
(embedded in dine-
in and carryout
sales mix above)
2018E
~75%
100.0%
~7%
25%
2009
90.1%
7.9%
0.0%
2.0%
100.0%
0.6%
Total off-premise sales to reach 25% of sales mix by fiscal 2018.
Dine-in
Carryout
Catering
Retail
Total
Bakery

Off-Premise Sales Layers 31 FY 2013 Growth / Mix 30.5% / 1.4% BAKERY CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1% CATERING FY 2013 Growth / Mix 20.4% / 0.5%

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %
+8.6%
+5.3%
+8.5%
+3.9%
+0.6%
+15.4%
+12.9%
+7.9%
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013

Family Meals to Go
Bakery
Catering/Carryout

Dine-In Value Sales Layers

BREAKFAST
The Rise & Shine
Breakfast currently drives
~ $75 million / 7.6%
of annual revenue.
DINNER
3-Course Dinners
currently drive
~$70 million / 7.2%
of annual revenue.
LUNCH
$6.99 Lunch Combos
currently drive
~ $36 million / 3.7%
of annual revenue.
$7.99 Knife and Fork
Sandwiches Available
December 5
th
!

Back of the House Improvements Required to
Drive Further Guest Satisfaction Gains
Farm Fresh Refresh 2.0 Designed to Further Elevate the Guest
Experience through Back of the House Upgrades

Overall Guest Satisfaction
Speed of Service

New Restaurant Opening Strategy

NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS
Up to 4 new restaurants planned for FY 2014.
Up to 10 new restaurants annually beginning FY 2015.
Fort Smith, AR New Albany, IN

New Restaurant Prototype:  Finneytown, Ohio

Objectives:
Opened
September 30, 2013
•
Leverage Farm Fresh
Refresh program
insights
•
Reduce building cost
through efficient
design
•
Test new “back-of-the-
house” technologies
and layouts
•
Accentuate Farm
heritage

Bob Evans Express Licensing Opportunity
•
Partnering with AVI Food
Systems, Inc.
•
Increases brand
awareness in existing and
new geographies and new
venues
•
Popular favorites covering
all day parts
•
High quality menu to
ensure serving guests in a
quick manner

•
First location, BMW USA manufacturing plant
in Spartanburg, SC, opened August 2013
•
Second location, Bob Evans Farms, Inc.
corporate headquarters,  opened October
2013

Mobile Site Mobile Site
46,595 46,595
100% increase 100% increase
Driving Sales Across Multiple Digital Platforms
FY14 – Q2 Digital
BOBEVANS.COM
2,095,451 Visits  -6.6%
Email Database Email Database
976,284 Subscribers
976,284 Subscribers
Subscribers
+107,148 email names +107,148 email names
Online Ordering Online Ordering
125,119 Orders 125,119 Orders
+15.6% increase +15.6% increase
YouTube Channel YouTube Channel
342,419 Video Views 342,419 Video Views

Social Media: A Key Component of Our Digital Strategy
FY14 – Q2 Digital
Foursquare
375,124 Check Ins
Facebook
291,727 Likes / + 59,638 Likes

Instagram
635 followers / +315
Twitter
9,222 Followers / + 268
Yammer
Internal Sales Blog

40 “Discover farm-fresh goodness ” TM TWO BRANDS distinct geographic strengths

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico sausage mix (% of total sales):  43%
sausage mix (% of total sales):  30%
Net Sales (FY’13) $349 million
26% of total
(excluding Mimi’s Café Segment)
*Note: Insourced sales data reflects sales to Bob Evans Restaurants only (Mimi’s Café excluded).
FY 2009 Sales Mix (pounds)
FY 2013 Sales Mix (pounds)
Side
Dishes
Other
Frozen
Retail
Sausage
14%
36%
29%
Food Service
(1% insourced*)
14%
7%
Side
Dishes
Other 3%
Frozen 5%
Food
Service
(5% insourced*)
Retail Sausage
29%
24%
39%

BEF Foods Transformations Offset
$20-$25 Million Estimated Impact in Fiscal 2014

Adjusted Operating Income ($ millions)
1
FY 12
No Mitigation
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
(Kettle Creations acquisition)
Optimized sausage plant
network
Avg
Sow
Cost
$44.93 $61.58 $53.87
$65-$70
$16.0
$2.4
$19.7
$30.8
$32.3 - $36.0
FY 09 FY 12 FY 13 FY 14E
1 FY 2009, FY 2012, and FY 2013 adjusted operating income are non-GAAP measures and include non-GAAP adjustments of  $0.4 million, ($0.8) million and $168.3 million, respectively. For additional detail concerning these adjustments, see registrant’s June 3, 2009, and June 5, 2013, Form 8-K filings. For additional details concerning FY 2014 guidance,  see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and new product innovations
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC
FY 2014: Vital Few Priorities

Source: IRI BEF Foods: Store/SKU Count 44 30,193 31,070 40,000 2Q13 2Q14 2018 # of stores 11.1 11.7 ~17 2Q13 2Q14 2018 average SKUs per store

CORE MARKETS
NON CORE MARKETS
SKUs/Store ACV SKUs/Store                    ACV
BEF Foods:  SKU Count and ACV Distribution
Core vs. Non-Core

Core Market: Chicago, Cincinnati, Cleveland, Columbus, Toledo, Detroit, Grand Rapids, Indianapolis, Peoria/Springfield, Pittsburgh, Philadelphia, Baltimore/Washington,
Buffalo/Rochester
Opportunity
in Non-Core
Markets
21.8
9.0
80.9
68.1
SOURCE: IRI, FY14 Q2  - 13 weeks ending 10/20/13

Kettle Creations Plant Expansion Drives
Vertical Integration
• Accelerated product
innovation
• Proprietary manufacturing
capability
• Opportunities to drive food
service business during off-
peak production
• Profitable growth reduces
reliance on sausage business
• Accelerated product
innovation
• Proprietary manufacturing
capability
• Opportunities to drive food
service business during off-
peak production
• Profitable growth reduces
reliance on sausage business
Completed October 2013

•
Adds 60,000 sq. feet to facility
•
165,000 total sq. feet after
expansion
•
Two new 57,000 sq. foot
production lines, with a third
to be added later
•
Adds 60,000 sq. feet to facility
•
165,000 total sq. feet after
expansion
•
Two new 57,000 sq. foot
production lines, with a third
to be added later

Sulphur Springs Plant Expansion Enables
Sales Growth and New Distribution
Completed October 2013

1.1 million shares beneficially owned and held
1.1 million shares beneficially owned and held
in deferred compensation plans
in deferred compensation plans
(1) (1)
by officers
by officers
and directors
and directors
Represents approximately 2x company’s share
Represents approximately 2x company’s share
ownership guidelines
ownership guidelines
Collective ownership position places
Collective ownership position places
management and the Board well within the
management and the Board well within the
“top 10”
“top 10”
of all shareholders
of all shareholders
Management and the Board are
Aligned with Shareholders

(1) Reflects share ownership as of 9-27-13.

49 Appendix

50 Family Dining Stock Performance: Transformational Investments Leading to Recent Outperformance

51 Transformational Investments also Leading to Improved Relative Performance to Peer Groups and Overall Market

Strong Balance Sheet and P&L Discipline Enabled BOBE to
Weather the Most Recent Significant Market Decline Well
STOCK PRICE PERFORMANCE (10/9/07 to 3/9/09)
STOCK PRICE PERFORMANCE (10/9/07 to 3/9/09)

BOBE’s Strong Balance Sheet Enables Above- Average Returns of Capital 53

54 BOBE’s Valuation Relative to other Restaurant and Branded Protein Companies:

History of Significant Asset Closures/Dispositions to
Drive Margin Improvement and Transformational Growth

Fiscal
Year Business Strategic
Announced Unit Action(s) Announced Rationale
2006 Bob Evans Restaurants 16 underperforming restaurants closed margin/ROIC improvement
Owens Restaurants 8 underperforming restaurants closed margin/ROIC improvement
     (Owens restaurant chain closed)
2007 Bob Evans Restaurants 18 underperforming restaurants closed margin/ROIC improvement
BEF Foods Initiates transition from direct-store-delivery to direct-ship- upgrade to the distribution model required by most large retailers warehouse distribution model (multi-year evolution of fleet and other transportation assets including the 2012
  transportation center consolidation)
2008 Bob Evans Restaurants 10 underperforming restaurants closed margin/ROIC improvement
2009 Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
2010 Bob Evans Restaurants 1 underperforming restaurant closed margin/ROIC improvement
2011 Bob Evans Restaurants 8 underperforming restaurants closed margin/ROIC improvement
Mimi’s Café 1 underperforming restaurant closed margin/ROIC improvement
BEF Foods Bidwell, Ohio (fresh sausage) production line closed plant network optimization (reduce fresh sausage over-capacity)
BEF Foods Galva, Ohio (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
2012 Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
BEF Foods Bidwell/Hillsdale Transportation Center closures transportation hubs consolidated in Springfield, Ohio
BEF Foods Springfield Distribution Center sold sold facility to best-in-class distribution co.; retained access to facility
2013 Bob Evans Restaurants 7 underperforming restaurants closed margin/ROIC improvement
Mimi’s Café Divestiture of Mimi's Café business segment focus on driving profitable growth of the Bob Evans brand
BEF Foods Bidwell, Ohio and Springfield, Ohio plant closures plant network optimization: consolidate pre-cooked/ready-to-eat estimated $7 million to $8 million annual pre-tax benefit (FY '15->)
      production at state-of-the-art Sulphur Springs, Texas plant
1H 2014 Bob Evans Restaurants 1 underperforming restaurant closed; 31 closed/excess margin/ROIC improvement restaurant properties sold
BEF Foods Richardson, Texas (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
     estimated $2 million to $2.5 million annual pre-tax benefit (FY '16->)
BEF Foods Sale of Fullerton, California prep kitchen facility plant network optimization: consolidate pre-cooked/ready-to-eat production at state-of-the-art Sulphur Springs, Texas plant

Restaurant Remodels 56 New Exterior Design Original Exterior Design

Restaurant Remodels

New Center Entrance
Original Center Entrance
Since Technomic began polling consumers about their most recent visits to Bob Evans in Q1
2011, consumers increasingly indicate that several aspects of the brand’s unit appearance and ambiance are good or very good:
Overall atmosphere and ambiance
A welcoming and comfortable atmosphere
Décor
Restaurant interior cleanliness
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.

Restaurant Remodels

New Expanded Dining Room
New Counter
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.
The increases on these four distinct metrics of store atmosphere suggest that consumers are responding positively to the brand’s “Farm Fresh Refresh” efforts to refurbish its stores.
Technomic Farm Fresh Refresh Commentary (continued):

New Bakery Restaurant Remodels 59 New Carryout “Taste of the Farm ” Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings ®

BER Bakery: A Sales Layer with $75M+ Potential

Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.
Farm Fresh Refresh
Surprise & Delight
Pie Reinvention
Innovation
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2012 2013 2014E 2015E 2016E 2017E 2018E
Bread Expansion

$5 Platform: A Sales Layer with $40M+ Potential

Making Bob Evans a destination for home meal replacement.
Soup Success
Flavor Expansion
New Occasions
$0
$500
$1,000
$1,500
$2,000
2012 2013 2014E 2015E 2016E 2017E 2018E

Beverages: A $20M+ Incremental Sales Opportunity

Executing a multi-faceted beverage platform to
achieve 90% beverage incidence by FY 2018.
BOLD Coffee
Beverage
Destination
Expanded Soda
Options
Shakes &
Smoothies
Fresh Lemonade
& Fruit Fizzes
Frozen Coffee
76%
78%
80%
82%
84%
86%
88%
90%
92%
FY 2012 FY 2013 FY 2014E FY 2015E FY 2016E FY 2017E FY 2018E